UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32663	86-0812139

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 East Basse Road
San Antonio, TX 78209
(Address of principal executive offices, including zip code)
(210) 832-3700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 28, 2009, Clear Channel Outdoor Holdings, Inc. (the “Company”) entered into an Indemnification Agreement with each of the Company’s directors. The Company’s affiliate directors, Messrs. Blair E. Hendrix, Daniel G. Jones, Scott R. Wells, Mark P. Mays, Randall T. Mays and Ms. Margaret W. Covell, each executed an Affiliate Director Indemnification Agreement (the “Affiliate Director Indemnification Agreements”), and the Company’s independent directors, Messrs. Dale W. Tremblay, James M. Raines and Ms. Marsha M. Shields, each executed an Independent Director Indemnification Agreement (together with the Affiliate Director Indemnification Agreements, the “Indemnification Agreements”). The Company expects to also enter into Indemnification Agreements with its future independent and affiliate directors.
The affiliate directors include each director who is also (1) an officer or employee of the Company or any of its subsidiaries, (2) a director, officer or employee of CC Media Holdings, Inc. or any of its subsidiaries or affiliates, or (3) a Sponsor Designee or a Mays Executive (each as defined in the Affiliate Director Indemnification Agreements).
The Indemnification Agreements provide that the Company will indemnify and hold harmless each person subject to an Indemnification Agreement (each, an “Indemnified Party”) to the fullest extent permitted by applicable law from and against all losses, costs, liabilities, judgments, penalties, fines, expenses and other matters that may result or arise in connection with such Indemnified Party serving in his or her capacity as a director of the Company or serving at the request of the Company as a director, officer, employee, fiduciary or agent of another entity. The Indemnification Agreements further provide that, upon an Indemnified Party’s request, the Company will advance expenses to the Indemnified Party to the fullest extent permitted by applicable law. Pursuant to the Indemnification Agreements, an Indemnified Party is presumed to be entitled to indemnification and the Company has the burden of proving otherwise.
The Indemnification Agreements also require the Company to maintain in full force and effect directors’ liability insurance on the terms described in the respective Indemnification Agreements. If indemnification under the Indemnification Agreements is unavailable to an Indemnified Party for any reason, the Company, in lieu of indemnifying the Indemnified Party, will contribute to any amounts incurred by the Indemnified Party in connection with any claim relating to an indemnifiable event in such proportion as is deemed fair and reasonable in light of all of the circumstances to reflect the relative benefits received or relative fault of the parties in connection with such event.
The foregoing summary of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Independent Director Indemnification Agreement and form of Affiliate Director Indemnification Agreement, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Form of Independent Director Indemnification Agreement

10.2	Form of Affiliate Director Indemnification Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
Date: June 3, 2009	By:	/s/ Herbert W. Hill, Jr.
Herbert W. Hill, Jr.
Senior Vice President/Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Independent Director Indemnification Agreement

10.2	Form of Affiliate Director Indemnification Agreement

3